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                                                                    Exhibit 23.2

                         Independent Auditors' Consent



The Board of Directors
Oxford Health Plans (NJ), Inc.:



We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

(signed) KPMG LLP


Norfolk, Virginia
May 19, 2000